VANCOUVER STOCK EXCHANGE

March 1, 1999

Godinho, Sinclair
Banisters & Solicitors
Suite 1020, Montreal Trust Centre
510 Burrard Street
Vancouver, BC
V6C3A8

Attention: Harley D. Sinclair

Dear Sirs\Mesdames:

Re:     CRYOPAK INDUSTRIES INC. ("CII")
        Private Placement-Non-Brokered - Submission #42994

This is to confirm that the Vancouver Stock Exchange has accepted for filing documentation with respect to a Non-Brokered Private Placement announced February 3, 1999.

Number of Shares:                         1,280,000 shares

Purchase Price:                           $0.75 per share

Placees:Sparten Establishment             100,000
        Societe Parisience de Gestion     100,000
        Drewin Dolphin Securities          70,000
        Dank von Ernst & Cie AG           500,000
        Banque Leu S.A.                    10,000
        Veritas SG Investment Trust GIBH  500,000

Finder's Fees:                            50,000 shares to Union Securities
                                          (International) Ltd. and
                                          $35,100 to European Investor
                                          Services Ltd.

These securities have not yet been issued. The Company shall issue a news release if the private placement does not close promptly.

This fax will be the only copy you receive. Should you have any questions, please contact the undersigned.

Yours truly,

Colleen Chambers
Analyst
Corporate Finance Services

CC\n1

cc      BC Securities Commission
        Attention: Corporate Finance Cryopak Industries Inc.


                            VANCOUVER STOCK EXCHANGE

March 17, 1999

Godinho, Sinclair
Barristers & Solicitors
Suite 1020, Montreal Trust Centre
510 Burrard Street
Vancouver, BC
V6C3A8

Attention: Harley Sinclair

Dear Sirs\Mesdames:

Re:  Cryopak Industries Inc.
     Private Placement (Submission #42994)

Further to your letter dated March 15, 1999 this is to advise that the Vancouver Stock Exchange has accepted the place, King Eagle Investments Ltd., for 100,000 shares in lieu of original placee, Societe Parisienne de Gestion, as requested.

This fax will be the only copy you receive. Should you have any questions, please contact the undersigned.

Yours truly,


Colleen Chambers
Analyst
Corporate Finance Services

CC/nl
cc      BC Securities Commission
        Attention: Corporate Finance Cryopak Industries Inc.

                            VANCOUVER STOCK EXCHANGE

November 29, 1993
Godinho, Sinclair
Beriisters & Solicitors
Stock Exchange Tower
P.O. Box 10323, Pacific Centre
1590 - 609 Granville St.
Vancouver, BC
V7Y 105
Attention: Mr. Harley Sinclair

Dear Sirs:

Re: CRYOPAK INDUSTRIES INC. ("CII")
    Private Placement-Certified Filing

This is to confirm that the Vancouver Stock Exchange has accepted, subject to the transaction closing no later than 45 days from October 20, 1993, for filing documentation with respect to a private placement announced October 6, 1993:

Number of Shares:               97,000 shares

Purchase Price:                 $1.00 per share

Warrants:                       48,500 non-transferable share purchase warrants
                                to purchase 48,500 shares

Warrant Exercise Price:         $1.00 for a one year period

Placees:                        Canadian Ice Ltd. ( Brian  M.  LaRue,  Robert C.
                                Houghton, Elizabeth Haack, Karen Bouthillette, Paul Deterling, W.B. Parris and Drew Floyd)

The Company must give, the Exchange notice in writing of the number of shares issued pursuant to the above so that we may update our records. These reports should be addressed to the attention of Index Clerk, Corporate Finance & Listings.

A   statement  from  our  Accounting   Department  representing  the  applicable
processing fees will be forthcoming under separate cover.

Yours truly,

Karen Chernoff
Analyst
Corporate Finance & Listings

KC/lp

cc:     British Columbia Securities Commission
        Attention: Corporate Finance Department

                           VANCOUVER STOCK EXCHANGE

                                                  Stock Exchange Tower
                                                  P.O. Box 10333
                                                  609 Granville Street
                                                  Vancouver, British Columbia
                                                  V7Y 1H1

                                                  Telephone
                                                  (604) 689-3334

                                                  Direct Line: 643-6541
                                                  Fax: 682-6549

January 27, 1994

Godinho, Sinclair
Barristers & Solicitors
Stock Exchange Tower
P.O. Box 10323, Pacific Centre
-1590 - 609 Granville St.
Vancouver, BC
V7Y 105

Attention: Harley D. Sinclair

Dear Sirs:

Re:     CRYOPAK INDUSTRIES INC. ("CII")
        Private Placement-Certified Filing - Sub #68717

This is to confirm that the Vancouver Stock Exchange has accepted, subject to the transaction closing no later than 45 days from December 31, 1993, for filing documentation with respect to a private placement announced December 9, 1993:

Number of Shares:        200,000 shares

Purchase Price:          $1.00 per share

Warrants:                200,000  non-transferable  share  purchase  warrants to
                         purchase 200,000 shares

Warrant Exercise Price:  $1.00 for a one year period

                         $1.15 in the second year

Placee:                  Richard M. Dewinetz

Finder's Fee:            $20,000 in cash to Ben Kolbuc.

The Company must give the Exchange notice in writing or a "Form 20" of the number of shares issued pursuant to the above so that we may update of records. These reports should be addressed to the attention of Index Analyst, Corporate Finance & Listings.

A  statement  from  our  Accounting   Department   representing  the  applicable
processing fees will be forthcoming under separate cover.

Yours truly,

Christy Yip
Analyst
Corporate Finance & Listings
CY/dj

cc:     British Columbia Securities Commission
        Attention: Corporate Finance Department

file:CYL050

                            VANCOUVER STOCK EXCHANGE


March 12, 1992

Godinho, Sinclair
Barristers & Solicitors
P.O. Box 10323, Pacific Centre
1590 - 609 Granville St.
Vancouver, BC
V7Y 1G5

Attention: Harley Sinclair

Dear Sirs:

RE: INTERNATIONAL CONSORT INDUSTRIES INC. ("IKI")
    Private Placement-Certified Filing

This is to confirm that the Vancouver Stock Exchange has accepted, subject to the transaction closing no later than 45 days from February 19, 1992, for filing documentation with respect to a private placement of:

Number of Shares:       5OO,OOO shares

Purchase Price:         $1.40 per share

Warrants:               500,000  non-transferable  share  purchase  warrants  to
                        purchase 500,000 shares

Warrant Exercise Price: $1.50 for a one year period

Placees:                Montgomery Financial Corp.      100,000
                        Peter Brown                      75,000
                        Nell Dragovan                   250,000
                        John McPhail                     75,000

Finder's Fee:           $60,000 payable to 414823 B.C. Limited

The Company must give the Exchange notice in writing or a "Form 20" of the number of shares issued pursuant to the above so that we may update of records. These reports should be addressed to the attention of Index Analyst, Listings Department.

A  statement  from  our  Accounting   Department   representing  the  applicable
processing fees will be forthcoming under separate cover.

Yours truly,

VANCOUVER STOCK EXCHANGE

Linda Dendy
Listings Analyst

LAD/1e

cc: B.C. Securities Commission
    Attention: Deadra Robinson

                            VANCOUVER STOCK EXCHANGE

January 15, 1992

Godinho, Sinclair
Barristers & Solicitors
1590 - 609 Granville Street
Vancouver, B.C.
V7Y 1G5

Attention: Harley Sinclair

Dear Sirs:

RE:  INTERNATIONAL CONSORT INDUSTRIES INC. ("IKI")
     - Private Placement

This is to confirm that the Vancouver Stock Exchange has accepted for filing documentation with respect to a Private Placement of:

Number of Shares:             60,000 shares

Purchase Price:               $0.05 per share

Warrants:                     60,000 non-transferable share
                              purchase warrants to purchase 60,000 shares

Warrant Exercise Price:       $0.55 for a one year period

Placees:                     V.I.P. Video Image Producers Inc.
                              (David Jeffrey)

The Company must give the Exchange notice in writing of the number of shares issued pursuant to the above so that we may update our records. These reports should be addressed to the attention of Index Analyst, Listings Department.

A  statement  from  our  Accounting   Department   representing  the  applicable
processing fees will be forthcoming under separate cover

Should you have any questions, please contact the undersigned.

Yours truly,

VANCOUVER STOCK EXCHANGE

Karen Thomson
Listings Analyst

KT/le
cc:     B.C. Securities Commission
        Attention: Deadra Robson

                            VANCOUVER STOCK EXCHANGE

                                       Stock Exchange Tower    Telephone
                                       P.O. Box 10333          (604) 689-3334
                                       609 Granville Street
                                       Vancouver, British Columbia
                                       V7Y 1H1

January 29, 1992

Godinho, Sinclair
Stock Exchange Tower
1590 - 609 Granville Street
Vancouver, B.C.
V7Y 1G5

Attention: Harley -Sinclair

Dear Sirs:

RE: INTERNATIONAL CONSORT INDUSTRIES INC. ("IKI")
    Private Placement-Certified Filing-

This is to confirm that the Vancouver Stock Exchange has accepted, subject to the transaction closing no later than 45 days from January 21, 1992, for filing documentation with respect to a private placement of:

Number of Shares:               500,000 shares

Purchase Price:                 $0.50 per share

Warrants:                       500,000 non-transferable share purchase warrants
                                to purchase 500,000 shares


Warrant Exercise Price:         $0.60 for a one year period

Placees:                        Lancer Industries Ltd.
                                (Verna Hunter)              100,000
                                Murray Pezim                250,000
                                Alan and Ruth Best          100,000
                                Classic Sports Tours Ltd.
                                (Miles Desharnais)           50,000

Agents' Fee:                    50,000 shares being 10% of the gross proceeds
                                payable to 414823 B.C. Limited
                                (Gordon Cunningham, Principal)

The Company must give the Exchange notice in writing or a "Form 20" of the number of shares issued pursuant to the above so that we may update of records. These reports should be addressed to the attention of Index Analyst, Listings Department.

Yours truly,

VANCOUVER STOCK EXCHANGE

Edwin Cho, C.G.A.
Listings Analyst

EC/le
cc:     B.C. Securities Commission
        Attention: Deadra Robson

                            Vancouver Stock Exchange

December 13, 1994



Godinho, Sinclair
Barristers & Solicitors
10th Floor-Montreal Trust Centre
510 Burrard Street
Vancouver, BC
V6C 3A8

Attention:     Mr. Harley Sinclair

Dear Sirs:

RE:     CRYOPAK INDUSTRIES INC ("CII")
        Private Placement-Certified Filing

This is to confirm that the Vancouver   Stock Exchange has accepted,  subject to
the transaction closing no later than 45 days from October 21, 1994, for filing documentation with respect to a private placement announced October 6, 1994:

Number of Shares:             116,000 shares

Purchase Price:               $0.26 per share

Warrants:                     116,000 non-transferable share purchase warrants
                              to purchase 116,000 shares

Warrant Exercise Price:       $0.26 for a one year period

                              $0.30 in the second year

Placees:                      Harry Bygdnes   58,000
                              Leigh Jeffs     58,000

Yours truly,

Linda A. Ward
Analyst
Corporate Finance & Listings

LAW/lp

cc:     British Columbia Securities Commission
        Attention: Corporate Finance Department

file:LWLISOO.CII

June 6, 1995

Godinho, Sinclair
Business Lawyers
Ste.1020
Montreal Trust Centre
510 Burrard Street
Vancouver, B.C.
V6C 3A8

Attention: Mr. Harley D. Sinclair

Dear Sirs:

RE      CRYOPAK INDUSTRIES INC. ("CII")
        - Private Placement

This is to confirm that the Vancouver Stock Exchange has accept4 subject to the transaction closing no later than September 11, 1995, for filing documentation with respect to a private placement announced May 16, 1995-

1.   Private Placement of up to $500,000

Common Shares:

Number of Shares:        Up to 884,524 shares

Purchase Price:          $0.40 per share on first $100,000 raised
                         $0.50 per share on second $100,000 raised
                         $0.60 per share on third $100,000 raised
                         $0.70 per share on fourth $100,000 raised
                         $0.80 per share on fifth $100,000 raised

Warrants:                884,524 non-transferable shares purchase warrants
                         to purchase 884,524 shares

Warrant Exercise Price:  $0.10  premium  to  the purchase prices, for a one year period.

Placee: Cryopak Industries (VCC) Inc.



2.   Private Placement of up to $1,500,000

Convertible Preferred Shares:

Number of Shares:       Up to 1,500 Class A Preferred shares

Purchase Price:         The Class A Preferred Shares have a par  value of $1,000
                        per  share, carry  one  vote and will carry a 12% annual
                        cumulative   dividend,   After  December 31, 1996,   the
                        Preferred Shares are convertible into common shares of the Company at the rate of $3,00 per common share. If the common shares do not trade at or above $3.00 during 1997, the conversion price reduces to $2.50. If the common shares do not trade at or above S2,50 during 1998 the conversion price reduces to $2.00. In the event that the common shares do not trade at or above $1.99 during 1999, the conversion price reduces to the higher of a 15% discount from the market price at that time, and $0.59.

If the Preferred Shares are not converted prior to May 12, 2000, such shares automatically convert on May 12, 2000 at the applicable conversion price,

Placee:                 Cryopak Industries (VCC) Inc.

The Preferred Shares have not currently been created. It is proposed that these shares will be, created at the Company's upcoming Extraordinary General Meeting to be held on June 26, 1995.

Should  you  have  any  questions,   please  do  not  hesitate  to  contact  the
undersigned.

Yours truly,

Rory Matheson, C.A.
Corporate Analyst
Corporate Finance & Listings
RM/Ice
cc:             British Columbia Securities Commission
Attention:      Corporate Finance Department
                Cryopak Industries
file:RM050.01

                            VANCOUVER STOCK EXCHANGE

August 20, 1997

Godinho, Sinclair
Barristers & Solicitors
Suite 1020, Montreal Trust Centre
5 10 Burrard Street
Vancouver, BC V6C 3AS

Attention: Harley D. Sinclair

Dear Sir\Madame:

Re:  CRYOPAK INDUSTRIES INC.
     Private Placement-Non-Brokered - Submission #32427

This is to confirm that the Vancouver Stock Exchange has accepted for filing, documentation with respect to a Non-Brokered Private Placement announced August 13, 1997:

Number of Shares:        250,000 shares

Purchase Price:          $O.50 per share

Warrants:                250,000 non-transferable share purchase warrants
                         to purchase 250,000 shares

Warrant Exercise Price:  $0.60 for a one year period

                         $0.60 in the second year

Placees:                 James A.Fletcher               50,000
                         Exceptional Technologies
                          Fund 3 (VCC) Inc.            200,000

These securities have not yet been issued. The Company shall issue a news release if the private placement does not close promptly.

Should you have any questions, please contact the undersigned.

Yours Truly,


Ivy Wong
Analyst
Corporate Finance Services

lw\nj

cc      BC Securities Commission
        Attention: Corporate Finance
        Cryopak Industries Inc.

                            VANCOUVER STOCK EXCHANGE

June 25, 1998

Godinho, Sinclair
Barristers & Solicitors
Suite 1020, Montreal Trust Centre
510 Burrard Street
Vancouver, BC
V6C 3AS

Attention: Harley Sinclair

Dear Sirs\Mesdames:

Re:     CRYOPAK INDUSTRIES INC ("CII")
        Submission # 39094 - Private Placement-Non-Brokered

This is to confirm that the Vancouver Stock Exchange has accepted for filing documentation with respect to a Non-Brokered Private Placement announced April 23, 1998-,

Number of Shares:               1,000,000 shares

Purchase Price:                 $0.40 per share

Warrants:                       1,OO0,000 non-transferable share purchase
                                Warrants to purchase 1,000,000 shares

Warrant Exercise Price:         $0.40 for a one year period

                                $0.46 in the second year

Placees:                        Harry Bygdnes           225,000
                                Leigh Jeffs             135,000
                                Exceptional Technologies
                                 Fund 2 (VCC) Inc.      265;000
                                Phyllis Anne Patriquin  125,000
                                Banque Cantrade
                                 Ormond Durrus          250,000

These securities have not yet been issued, The Company shall issue a news release if the private placement does not close promptly.

This fax will be the only copy you receive. If you require a signed original by mail, please call 602-6918. Should you have any questions, please contact the undersigned.

Yours truly,

Ivy Wong
Analyst
Corporate Finance Services

cc      BC Securities Commission
        Attention: Corporate Finance
        Cryopak Industries Inc.

                            VANCOUVER STOCK EXCHANGE



April 23, 1999

Godinho, Sinclair
Barristers & Solicitors
Suite 1020, Montreal Trust Centre
510 Burrard Street
Vancouver, BC
V6C 3A8

Attention: Harley D. Sinclair

Dear Sir\Mesdames:

RE:     CRYOPAK INDUSTRIES INC- ("CII")
        Private Placement-Non-Brokered - Submission No. 43928

This is to confirm that the Vancouver Stock Exchange has accepted for filing documentation with respect to a Non-Brokered Private Placement announced April 8, 1999:

Number of Shares:             72,000 shares

Purchase Price:               $0.75 per share

Warrants:                     72,000 non-transferable share purchase warrants
                              to purchase 72,000 shares

Warrant Exercise Price:       $1.00 for a two year period

Placee:                       C.C.R.1 Corporation (Malcolm McGuire)

These securities have not yet been issued. The Company must issue a news release when the private placement closes. In addition, the Company must issue a news release if the private placement does not close promptly.


This fax will be the only copy you receive. Should you have any question please contact the undersigned.

Yours truly,

Colleen Chambers
Analyst
Corporate finance Services

cc:       BC Securities Commission
          Attention: Corporate Finance
          Cryopak Industries Inc.

                            VANCOUVER STOCK EXCHANGE

March 31, 1999

Godinho, Sinclair
Banisters & Solicitors
Suite 1020, Montreal Trust Centre
510 Burrard Street
Vancouver, BC
V6C 3A8

Attention: Harley A Sinclair

Dear Sirs\Mesdames:

Re:     CRYOPAK INDUSTRIES INC. ("CII")
        Private Placement-Non-Brokered - Submission #43575

This is to confirm that the Vancouver Stock Exchange has accepted for filing documentation with respect to a Non-Brokered Private Placement announced March 19, 1999:

Number of Shares:             125,000

Purchase Price:               $0.667 per share

Warrants:                     125,000 non-transferable share purchase warrants
                              to purchase 125,000 shares

Warrant Exercise Price:       $0.667 for a six month period

Placees:                      John F. Morgan

These securities have not yet been issued. The Company must issue a news release when the private placement closes. In addition, the Company must issue a news release if the private placement does not close promptly. Note that in certain circumstances the Exchange may later extend the expiry date of the warrants, if they are less than the maximum permitted term.

This fax will be the only copy you receive. Should you have any questions, please contact the undersigned.

Yours truly,



Colleen Chambers
Analyst
Corporate Finance Services

CC\nl

cc:     BC Securities Commission
        Attention: Corporate Finance
        Cryopak Industries Inc.

                            VANCOUVER STOCK EXCHANGE

April 1, 1999

Godinho, Sinclair
Barristers & Solicitors
Suite 1020, Montreal Trust Centre
510 Burrard Street
Vancouver, BC
V6C 3A8

Attention: Harley D. Sinclair

Dear Sir\Mesdames:

Re:     CRYOPAK INDUSTRIES INC ("CII")
        Private Placement-Non-Brokered, Correction - Submission #43575

This is to confirm that further to the Vancouver Stock Exchange Notice dated March 31, 1999, the Purchase Price and the Warrant Exercise Price both should have read $0.776 per share and not $0.667.

This fax will be the only copy you receive. Should you have any questions please contact the undersigned.

Yours truly,

Colleen Chambers
Analyst,
Corporate Finance Services

CC\n1

cc      BC Securities Commission
        Attention: Corporate Finance
        Cryopak Industries Inc.